Midas Magic, Inc.
                   Supplement to Prospectus Dated May 1, 2000
                                 March 30, 2001


     Shareholders of Midas Magic, Inc. should read the following important information.

     The Board of Directors of Midas Magic, Inc. has determined to redeem all outstanding shares of the Fund. This determination was made because the Fund has not attracted sufficient assets to warrant continued operations. At this time, shareholders may contact an Investor Service Representative toll free at 1-800-400-MIDAS to request a free transfer of at least $500 of Midas Magic shares into any other of the five Midas Funds. Otherwise, the shareholder's investment in Midas Magic will be liquidated on April 30, 2001, and the shareholder will be mailed a check for the value of liquidated shares based on the net asset value of the shares at the time of liquidation (or, for IRAs and other tax deferred accounts with State Street as custodian, exchanged automatically into Dollar Reserves, a money market fund). Prior to April 30, 2001 shareholders may redeem their shares in accordance with the section titled "Redeeming Shares" in the Prospectus.

     This supplement and the prospectus dated May 1, 2000 provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission, is incorporated herein by reference, and can be obtained without charge by calling the Funds at 1-800-400-MIDAS (6432).